Condensed Consolidated Statements of Comprehensive Income (Loss) Statement - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Net (loss) income	$ (2,881)	$ (1,946)	$ (5,253)	$ (3,049)
Other Comprehensive Income (Loss)
Foreign currency translation adjustment	8	28	12	(43)
Total other comprehensive income (loss)	8	28	12	(43)
Comprehensive (Loss) Income	$ (2,873)	$ (1,918)	$ (5,241)	$ (3,092)